Exhibit 10.8

Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd

Phase III Polysilicon Project

Sales Contract

for

[Reactors (*** electrodes design)]

Buyer: Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd

Seller: Xi’an Nuclear Equipment Co., Ltd

Contract No.: JSZN3014

Content

1 Definition	7

2. Subject matter	9

3. Scope of provision	10

4. Contract price	10

5. Payment	11

6. Delivery and transportation	12

7. Packing and mark	15

8. Technical service and liaison	17

9. Quality supervision and inspection	18

10. Installation, commissioning, single machine trial run, combined test run with water, feed and trial, and acceptance	22

11. Warranty and claim	24

12. Insurance	26

13. Expenses of taxation	26

14. Outsourcing	26

15. Modification, amendment and termination of Contract	26

16. Liability for breach of Contract	27

17. Force majeure	29

18. Settlement of dispute	29

19. Effectiveness of Contract	29

20. Miscellaneous	30

Page for signature and seal	32

Attachment I Technology Agreement

Attachment II Break-down Price List

Attachment III Confidentiality Agreement

Sales Contract

The contract is concluded by the two parties as follows on Jan. 10, 2008 in Xuzhou.

Jiangsu Zhongneng Polysilicon Development Co., Ltd (Buyer), with legal address at Northern side of 310 State Highway, Economic Developing Zone, Xuzhou City.

Xi’an Nuclear Equipment Co., Ltd (Seller), with legal address at 5 Weibin Street, Xujiawan, North Suburb of Xi’an.

To fulfill phase III supply and relevant technical service obligation for Reactors (*** electrodes design), spare parts and components, and special tools of Jiangsu Zhongneng Polysilicon Development Co. Ltd, Buyer will purchase from the Seller, and the Seller will sell the Buyer equipments listed hereunder (including attachments) and supply with technical service, technical materials, spare parts and components and special tools, etc as stipulated herein. Therefore, bound by law and in line with provisions of existing laws and regulations of China, both parties agree to conclude the following articles.

1 Definition

Meaning of following words in the contract and attachments are defined as bellows.

1.1	The “Buyer” refers to Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd, including agent, successor and consignee of the legal person.

1.2	The “Seller” refers to Xi’an Nuclear Equipment Co., Ltd, including agent, successor and consignee of the legal person.

1.3	“Contract”‘ refers to all parts contained in the contract and attachments.

1.4	“Contract price” refers to provision described in Article 4 hereof.

1.5	“Effective date” refers to effective date described in Article 19 hereof.

1.6	“Technical materials” refers to design, manufacture, manufacturing supervision, inspection, installation, commissioning, checking and acceptance, performance test and technical guidance relating to contract equipments and the project, requiring documents (including drawing, explanations, standard, statement and manual, various software, etc.) applied in project operation and maintenance as specified in Attachment I hereof.

1.7	“Contract equipment(s)” refers to machines, equipments, materials, special tools, spare parts and components and various goods, detailed content and requirements are listed and prescribed in Attachment I hereof.

1.8	“Manufacturing supervision” refers to the buyer itself assigns (or entrust the qualified Manufacturing Supervision Unit to assign) representative to supervise quality of key parts of contract equipments supplied by the seller, implements documentation validation and field validation. The quality supervision will not relieve the responsibility of the Seller upon quality of contract equipment.

1.9	“Performance acceptance test” refers to test carried out as per provisions of attachment I hereof to test the performance guarantee value as specified in attachment I hereof.

1.10	“Preliminary inspection and acceptance” refers to the joint inspection and acceptance carried out by the Buyer upon each set of equipment when the result of performance acceptance test shows that equipment has reached the guarantee value provided in attachment I hereof.

1.11	“Final inspection and acceptance” refers to inspection and acceptance by the Buyer regarding each set of contract equipment upon expiration of guarantee period.

1.12	“Day, month and year” refers to day, month and year of the Gregorian calendar; each “day” refers to 24 hours, while “week” refers to 7 days.

1.13	“Project” refers to the Phase III 1,500t/y polysilicon project by Jiangsu Zhongneng Silicon Technology Development Co., Ltd.

1.14	“Technical service” refers to the full-process service of technical instruction, cooperation and training etc. with respect to engineering design, equipment manufacturing supervision, inspection, civil work, installation, commissioning, inspection and acceptance, performance acceptance test, running and repair related to the contract equipment and furnished by the Seller.

1.15	“Site” refers to the location for installing contract equipment for the Buyer to the north part of No. 310 National Highway through Jiangsu Xuzhou Economic & Technical Development Zone.

1.16	“Spare parts and components” refers to spare parts for equipment provided as per the Contract, including accompanying spare parts and components as well as spare parts and components sufficient for *** running of the equipment (detailed amount shall be subject to technical agreement).

1.17	“Single unit trial running”, “water inter-linkage” and “loaded trial running” refers to single unit trial running, water inter-linkage and loaded trial running in accordance with relevant state standard and any modification thereof.

1.18	“Project” refers to Phase III 1,500t/y polysilicon project by Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd.

1.19	“Written document” refers to any manuscript, printed document or typed document or document bearing seal and/or signature.

1.20	“Subcontractor” or “Sub-supplier” refers to any legal person or any successor thereof to which the Seller subcontract any part of goods supply within the scope as specified in the Contract.

1.21	“The Last batch of delivery” refers to that after the batch of delivery, the total value of the delivered contract equipment would amount to over 98% of contract equipment price, and the rest undelivered equipments would not influence the installation, commissioning,, single unit trial running, water inter-linkage, loaded trial running and performance acceptance test of contract equipment.

1.22	“Equipment fault” refers to condition when the contract equipment (incl. parts, raw materials, cast and forged parts, original parts etc) cannot meet the performance and quality criterion provided in the Contract and/or cannot satisfy the requirement of project stability, reliability, safety and economic operation.

2. Subject matter

Equipment ordered against the Contract will be used by Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd. The Seller shall provide equipment, technical materials and service etc. to the Buyer as per the prescribed conditions and time hereof.

2.1 Equipment name, type and quantity

Equipment name: Reactor (*** electrodes design)

Equipment type: see attachment I.

Quantity: ***.

2.2 Equipment provided by the Seller shall be brand-new, technologically advanced, mature and reliable.

2.3 See technical agreement (which is Attachment I hereof) for technical spec, technology, economic indicator and performance of the equipment, technical material and technical service provided by the Seller etc.

2.4 Where it’s deemed necessary by the Buyer, the Seller shall dispatch appropriate, experience, healthy and capable staff to provide technical service to ensure the correct installation, commissioning, maintenance and operation of contract equipment, and staff dispatched thereby to site shall comply with safety management agreement signed by the parties, which is related to the Contract.

2.5 The Seller shall provide accompanying spare parts and components to the Buyer as provided in the Contract and prepare spare parts and components as provided in Article 3 hereof; in addition, where required by the Buyer, the Seller shall repair equipment as provided herein.

2.6 During the term of the Project, the Seller shall provide any new operation experience and info obtained to the Buyer for free and inform the Buyer any confirmed improvement in terms of technology and safety, if the same is applicable to the equipment.

2.7 Special tools provided by the Seller shall meet requirements in terms of transportation, storage, protection, lifting, installation, commissioning and maintenance of equipment on site.

2.8 The Seller shall perform its other responsibilities and duties otherwise provided hereunder.

3. Scope of provision

3.1 See attachment I for the scope of provision hereof.

3.2 Both parties hereto agree that the scope of provision shall be subject to attachment I, which has included all contract equipment, technical materials (as-built drawing, general assembly drawing, instruction, qualification certificate, material list and list of spare parts etc.), special tools, spare parts and components and technical service (training included). However, in case of any omission and shortage during contract performance which is not listed in the delivery list and proven to be included in the scope of goods supply, or which is necessary to meet the performance guarantee value with respect to contract equipment in attachment I, the same shall be supplemented by the Seller under the requirement of the Buyer for any deficient equipment, technical material, special tool, spare parts and components etc. without any additional cost to the Buyer.

4. Contract price

4.1 The contract price, namely the total contract price, is RMB***, including the transportation fee of RMB*** (in words: RMB***).

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

The Contract price include expenses of contract equipment (incl. spare parts and components), technical material and technical service etc, tax, packing cost, freight and miscellaneous fees and premium relating to the contract equipment etc.

4.2 See attachment II for break-down price of the total contract price; in case of any conflict between the total contract price and the sum of break-down price, the total contract price shall prevail. The total contract price shall remain unchanged during the effective contract term.

4.3 The Seller agreed to provide spare parts and components required to meet various indicators provided in attachment I hereof to the Buyer within *** upon the effectiveness of the Contract based upon the following conditions:

4.4 Price shall be subject to attachment II; in case relevant price is unavailable in attachment II, market price of the spare parts and components at the time when the Contract comes into effect shall be applied.

4.5 Time of goods supply: upon the signature of the Contract, the Seller shall ensure to deliver goods from *** upon receiving advance payment, and deliver all equipment to the project site of the Buyer prior to the end of ***.

4.6 Other articles shall be subject to the friendly negotiation of both parties hereto.

5. Payment

5.1 The currency applied in the Contract shall be RMB.

5.2 Term of payment: T/T

5.3 Payment

5.3.1	Advance Payment

The Buyer shall pay *** of the total contract price as advance payment to the Seller within *** upon the contract conclusion, and the Seller shall provide receipt of the payment (one original and four photocopies).

5.3.2	Delivery Payment

After equipment has been manufactured, the Buyer shall, within *** upon receiving the delivery notice from the Seller, pay *** of the total contract price as the delivery payment, while the Seller shall provide receipt of the payment to the Buyer (one original and four photocopies).

5.3.3	Payment of inspection & acceptance sum

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

After goods have been delivered to site and all equipments of the Seller have been inspected and commissioned to be qualified, or within *** upon delivery of goods (the earlier shall apply), and when the Buyer has received VAT invoice equaling to *** total contract price (specific invoice for transportation fees), the Buyer shall pay *** commissioning fee of the total contract price to the Seller within ***, while the Seller shall provide relevant receipt thereof (one original and four photocopies).

5.3.4 Payment of quality guarantee fee

Remaining *** of the total contract price will be retained as quality guarantee fee, which will be paid within *** by the Buyer upon the expiry of the quality guarantee period of equipment. In the event of any quality problem, the Buyer shall be entitled to deduct the quality guarantee fee as provided hereto in case the quality problem as discovered is attributable to the Seller.

6. Delivery and transportation

6.1 Delivery term and sequence of contract equipment shall meet the requirement of project construction, equipment installation progress and sequence as well as the requirements in attachment III to ensure the project progress.

6.2 Delivery term, location and receiving unit

6.2.1 Delivery term: the Seller shall prior to *** deliver all goods to site of the Buyer, while any advance delivery prior to this date shall be subject to the written approval of the Buyer, or else all responsibilities and costs thus occurred shall be undertaken by the Seller.

6.2.2 Delivery location: the Buyer will be responsible for unloading under the direction of the Seller.

6.2.3 Receiving unit: Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd; Tel.: 0516-85868888-6668,6667, fax: 0516-83152982

6.4 Within 30 days upon the effectiveness of the Contract, the Seller shall provide production arrangement plan to the Buyer as provided in attachment I of the Contract, including making the name of each batch of goods, primary delivery plan, list of overall goods and overall packing list under the Contract *** before the commencement of goods delivery, the Seller shall inform the Buyer of the content provided in Article 6.6 by telex or fax (“delivery notice”).

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

6.5 However, in case of any damage, deficiency, shortage or condition inconsistent with the specified quality standard and regulations in the Contract found after opening box, the delivery date of the batch of goods shall be subject to the date when the Seller corrects its noncompliance.

6.6 The Seller shall go through the transportation tool plan required for delivering contract equipment to the carrier, be responsible for the transportation and insurance etc. of contract equipment from the Seller’s premises to the delivery destination, including all expenses related therewith.

6.7 Upon the preparation of each batch of equipment and within *** from the dispatch of transportation vehicle, the Seller shall inform the Buyer of the following content by telex or fax:

(1) Contract number;

(2) Equipment number;

(3) Preparation and dispatch date of equipment;

(4) Name, code and price of goods;

(5) Gross weight of goods;

(6) Total volume of goods;

(7) Total pieces packaged;

(8) Name of carrier, delivery station/port name, vehicle number/vessel number and packing number;

(9) Name, weight, volume and piece of each goods over *** in weight or over *** in dimension. For each piece of such equipment/part, the specific gravity and lifting position shall be marked, including sketch map thereof.

(10) For special articles (flammable, explosive and toxic articles and other hazardous substances, equipment or articles having special requirements on environmental elements like temperature etc. and vibration during transportation), name, nature, special protective measures, preservation manner and treatment of incidents etc. shall be specially marked.

6.7 For articles uncovered in attachment I (excl. spare parts and components listed in Article 4.4 hereof), the Seller shall deliver the same in combination with the project progress if required by the Buyer.

6.8 In case of any equipment (or parts) damage or potential equipment (parts) fault caused or existed by reason attributable to the Seller during the guarantee term, and which has been replaced by spare parts and components in storage, the Seller shall supplement the spare parts and components for free, deliver to the destination station/port designated within *** at the latest and inform the Buyer of it.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

6.9 The Seller shall, subject to provision in attachment I, provide technical material meeting requirement of project design, supervision, construction, commissioning, test, inspection, training, operation and maintenance to the Buyer by several batches. The Seller shall, as per provision in attachment I hereof, provide technical material for each set of equipment (one origin and four copies) as per attachment I. In addition, the Seller shall, within seven days upon the effectiveness of the Contract, list the submission progress schedule of the above technical material (fundamental material provided in Article 8.1 is excluded) as per content of attachment I and regulation of attachment III for the examination of the Buyer, and make proper modification as required by the Buyer.

6.10 Technical material normally will be delivered by mail or express. Upon submitting technical material to postal office or express company, the Seller shall inform within *** the Buyer and the Project of the mailing date and mail sheet number for the technical material delivered, detailed list of technical material, pieces and pages, weight and contract number etc. in the form of fax or telex. Technical material shall be mailed to the address of the Buyer as provided in the Contract.

6.11 The date of the Buyer’s onsite acceptance of documents shall be deemed as the actual delivery date of documents provided by the Seller. The date of delivery of final version of documents shall be deemed as the actual delivery date of relevant documents. Such delivery date may serve as a basis for calculating default penalty for any delayed delivery of documents. In case any insufficiency, missing or damage without any fault of the Buyer shall be discovered in any technical data when inspected by the representative of the Buyer or of the Seller, the Seller shall within *** (for emergent circumstance, within ***) upon receiving any notification signifying the same from the Buyer make up the insufficiency, the missing or the damaged for free. In case any insufficiency, missing or damage with fault of the Buyer should be discovered, the Seller shall within *** (for emergent circumstance, within ***) upon receiving any notification signifying the same from the Buyer make up the insufficiency, the missing or the damaged for free.

6.12 The Seller shall notify the Buyer of the delivery date in a written form *** in advance. The Buyer may send a representative or representatives to the factory of the Seller and to loading stations of the Seller to inspect packing quality and supervise loading conditions. In case such representatives of the Buyer fail to participate in such inspections on schedule, the Seller shall have right to dispatch the equipments. Inspections and/or supervisions of such representatives as aforesaid shall not exempt any responsibility of the Seller.

6.13 In case any of the equipments should be damaged or missing prior to delivery, the Seller shall as per provisions of article 11 of the Contract be responsible for repairing and/or replacing immediately. In case the Contract equipments should be damaged or missing during the course of transportation, the Seller shall be responsible for contacting the carrier and its insurance company and shall repair or make up the equipment for free so as to meet requirements of engineering progress.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

7. Packing and mark

7.1 Any and all equipments as may be delivered by the Seller shall have proper packing suitable for long-distance transportation, multiple delivery and loading & unloading as per provisions of GB191-73 packing, storage and delivery instructions and marks as well as relevant provisions of competent national authorities. Packing materials provided by the Seller shall be able to keep goods sound and safe during the transportation, loading and unloading and shall be provided with measures relating to reducing vibration and anti-shock. In case such packing materials as to be provided by the Seller can not keep the equipments inside them safe and sound, the Seller shall settle relevant issues in the designing structures of the equipments. Packing shall be provided as per characteristics of equipments with protection measures regarding to anti-damp, mildew-proof, rust prevention and anti-corrosion, ensuring that the equipments may be delivered to the site without any damage and corrosion. Before packing, the Seller shall inspect and clean the equipments as per the whole set of equipments, making sure that no residual remains and ensuring the completeness of components and spare parts.

7.2 The Seller shall mark clear the numbers of components and spare parts in the packing boxes and bales as per the assembly drawings.

7.3 The Seller shall on both sides of each packing box use fade-proof oil paint to print the following marks conspicuously in Chinese:

(1) Contract number;

(2) Destination station/port;

(3) Consigner and consignee;

(4) Name of equipments, equipment number, and drawing number;

(5) Box number/bale number;

(6) Gross weight/net weight (kg);

(7) Volume (length * width * height, in mm)

For goods exceeding two tons (inclusive), the Seller shall on the side of the packing boxes mark the center of gravity and lifting point with proper signs and patterns as normally adopted for transportations for giving assistance to loading, unloading and handing. As per characteristics of goods and in line with requirements on loading & unloading and transportation, the packing boxes shall be clearly printed with “Handle with care”, “Keep upright” and/or “Caution against rain”, “Caution against damp”, etc.

7.4 As to nude pack goods, the Seller shall employ metal labels or directly mark relevant particulars as aforesaid. For large pieces, sufficient racks or stow woods shall be provided.

7.5 For each piece of packing box, detailed packing list and qualification certificate including names of equipments, quantity, price, equipment number, and drawing number shall be provided. For outsourced packing boxes, a factory qualification certificate and a specification shall be provided within them. Another two lists regarding packing boxes shall be mailed.

7.6 Spare parts and components set forth in Attachment I shall be respectively packed in sets and shall be made clear outside the packing boxes and shall be delivered for a single time.

7.7 Spare parts and components shall be packed respectively and marked with particulars as provided in article 7.2 and article 7.3. Special tools shall also be separately packed.

7.8 Loosened components of equipments of various kinds shall be properly packed in boxes with appropriate sizes and shall as possible be delivered for a single vehicle so as to reduce costs.

7.9 Grid type boxes and/or similar packing shall be properly packed and shall be able to prevent from being stolen and from being damaged by other articles or rainwater.

7.10 Any and all ports of any pipe, pipeline, valve and other equipments shall be protected by protection covers or be protected in any other method.

7.11 The Seller and/or any subcontractor of the Seller shall not employ a same box number to mark any two boxes.

7.12 As to any goods with clear and clean processing surfaces requiring for special packing, the processing surface shall be protected by employing excellent and durable protection layers (never employ oil paint) so as to prevent from rust and/or damage before installation.

7.13 Any and all technical data as to be delivered by the Seller to the Buyer shall employ such packing as may be able to suitable for long-distance transportation and with such functions like multiple deliveries, rainwater proof and damp proof.

The cover of each bale of technical data shall specify the following particulars:

(1) Contract number;

(2) Consignor and consignee;

(3) Destination station/port;

(4) Gross weight;

(5) Box number/bale number.

Each bale of technical data shall be enclosed with two copies of lists in details, signifying the serial number, document number, name and pages.

7.14 In case goods should be damaged or missing due to improper packing of the Seller or improper storage, regardless of the time of discovery, the Seller shall when confirmed repair, replace or indemnify as per the Contract. In case any goods should be damaged or missing during the course of transportation, the Seller shall be responsible for contacting with the carrier department or the insuring company; as such, the Seller shall as possible make up such goods so as to meet the requirements of construction works.

7.15 The Buyer shall within *** after checking out the equipments return dedicated railway packing boxes, packing racks, etc. to the Seller, at expenses of the Seller.

8. Technical service and liaison

8.1 The Seller shall within *** upon taking effect of the Contract submit the Buyer in the manner of a mail with an organization plan for implementation of the service works stipulated in article 8.2 and shall make such organization plan in duplicate for verification by the Buyer who shall make relevant modifications as per requirements of the Buyer.

8.2 Details of expenses for technical liaison meeting, times, quorum and place are provided in Attachment I and the tender documents as submitted by the Seller (in case of any discrepancy between the two, provisions of the Attachment I shall prevail).

8.3 The Seller shall when necessary invite the Buyer to attend technical design of the Seller and explain issues relating to such technical design to the Buyer.

8.4 In case of any major issue requiring for immediate research and negotiations of the parties, any party may convene a meeting and the other party under normal circumstances shall attend the meeting.

8.5 As to each meeting and any other contact modes, the parties shall prepare conference summaries or liaison summaries and summaries so made shall be executed by the both parties. In case any clause of the Contract should be modified, such modification shall be approved by legal representatives or authorized representatives of the parties before taking effect.

8.6 The Buyer shall have right to distribute any and all data (supplied by the Seller) in connection with the Contract equipments to each party relating to the Project or work and such distributions shall not be deemed as an infringement or infringements, provided that the Buyer shall not supply the same to any third party without any connection with the Project or work.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

8.7 As to any and all data affixed with words “Confidential documents”, whether of the Buyer or of the Seller, the parties shall bear confidentiality responsibilities.

8.8 Where any subcontractor of the Seller requests for any technical services regarding the Contract equipments or needs to conduct onsite works, the Seller shall be responsible for organization of such subcontractors at its own expenses with the content of the Buyer.

8.9 The Seller shall bear any and all responsibilities regarding supply of equipments (including subcontracting and outsourcing), equipment and technical interface, technical services, technical data, etc. If any designing drawings submitted by the designing institutions should have any mistake, the Seller shall not be held responsible.

8.10 As to other equipments & devices required for connection with the Contract equipments, the Seller shall be responsible for providing interfaces and technical cooperation and shall not make the Buyer bear any extra expense arisen there from other than the Contract price.

8.11 Any and all onsite technicians as may be appointed by the Seller shall be full of practical experiences and competent for works for the project. Roll call of such technicians shall be submitted to the Buyer within *** upon taking effect of the Contract for verification by the Seller.

Details regarding technical services are provided in Attachment I.

9 Quality supervision and inspection

9.1 Quality supervision

9.1.1 The Seller shall within *** upon taking effect of the Contract provide the Buyer with a list regarding standards on design, manufacturing and inspection of the Contract equipments. Standards on design, manufacturing and inspection shall comply with provisions of Attachment I hereof.

9.1.2 The Buyer shall entrust a competent supervision unit to conduct manufacturing supervision of equipments, inspections on manufacturing supervision and for equipments leaving factory, and to get to know conditions regarding equipments installation, inspection, trial run and packing quality of equipments and to sign for confirmation. Standards for manufacturing supervision and inspection shall be those set forth in Attachment I. The Seller shall coordinate with such works for manufacturing supervision and during the process of manufacturing supervision provide relevant data and standards without delay for free.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

9.1.3 Details of range of manufacturing supervision and specific projects for manufacturing supervision inspection/witness are provided in Attachment I.

9.1.4 The Seller shall provide the following items for the stationed representative and manufacturing supervision representative as may be entrusted by the Buyer;

9.1.4.1 At feeding for the Contract equipments, production plan for the whole set of equipments together with actual production schedule for each month and inspection plan for each month;

9.1.4.2 For *** in advance, contents regarding manufacturing supervision and schedule on inspections;

9.1.4.3 Standards (including factory standards), drawings, data and workmanship in connection with manufacturing supervision of the Contract equipments, and records on actual technological process and inspections (including interim inspection records and/or inconsistency reports) together with relevant documents and copies as provided in Attachment I (documents as provided shall not be reproduced at discretion or be taken away from the working site).

9.1.4.4 Conveniences relating to work and life of the manufacturing supervision representative.

9.1.5 Generally, manufacturing supervision inspection/witness (usually onsite witness) shall not affect the normal production process (excluding stoppage and inspection for any major failure discovered) of the plant, and shall be conducted by taking into consideration of the actual production process of the Seller’s plant. In case the manufacturing supervision representative should fail to be presented at the site on schedule notified by the Seller, works for tests in the plants of the Seller may go on being conducted and conclusions of such tests shall be effective, provided that the manufacturing supervision representative shall be entitled to after that be informed of such tests, review and reproduce inspection reports and tests conclusions (namely, witness of documents).

9.1.6 In case the manufacturing supervision representative should during manufacturing supervision find out any quality problem or inconformity to standards or packing requirements, the manufacturing supervision representative shall have right to put forward suggestions and decline to make its signature temporarily. The Seller shall then take relevant improvement measures so as to ensure an excellent quality level of equipments to be delivered. Whether the manufacturing supervision representative requests or knows or not, the Seller shall have responsibility to actively and punctually notify the manufacturing supervision representative with any and all

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

major quality defects and problems discovered during the course of manufacturing of the Contract equipments and shall not seek to conceal such issues, nor shall the Seller handle such issues at discretion without notifying the supervision unit.

9.1.7 Whether the manufacturing supervision representative participates in manufacturing supervision and/or leaving factory inspection, and/or the manufacturing supervision representative assists in manufacturing supervision and/or leaving factory inspection, when reports regarding manufacturing supervision and inspections have been signed, such facts shall not been deemed as an exemption of any responsibility regarding to quality warranty of the Seller as provided in the Contract, nor shall any responsibility for the Contract equipments of the Seller be released.

9.2 Factory inspection and onsite opening-box inspection

9.2.1 Any and all Contract equipments/components (including subcontracting and outsourcing) to be provided by the Seller shall during the period of manufacturing be strictly inspected and tested and any and all inspections, tests and assembly shall be formally recorded. Eligible equipments may be delivered out of the factory only when all works as aforesaid have been completed. Any and all recording documents so prepared complete with qualification certificate shall act as part of technical data be mailed to the Buyer for filing. As such, the Seller shall also along with accompanied documents provide qualification certificate and quality certificate documents.

9.2.2 The Buyer shall conduct opening-box inspections upon arrival of equipments and shall notify the Seller of the date for such opening-box inspections *** in advance. The Seller shall as per requirements specified in such notifications as may be served by the Buyer dispatch relevant inspection personnel to the site of the Buyer to attend such inspection works, inspecting the packing and extrinsic features as well as making clear the numbers as per waybill and packing list, together with specifications and quality. In case any discrepancy with fault of the Seller (as confirmed by representatives of both parties) should be discovered, such case shall be handled and settled by the Seller. The Buyer shall provide conveniences regarding work and life of the inspection personnel of the Seller. When the inspection personnel of the Seller fails to arrive at the site punctually, the Buyer shall have right to conduct opening-box inspections by itself. In such circumstances, any and all inspection conclusions as well as records shall be equally effective to both parties respectively and may serve as valid evidences for lodging any claims by the Buyer against the Seller. In case the Buyer fails to conduct inspections within *** after arrival of the equipments, the equipments shall be deemed to have passed inspections.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

9.2.3 During onsite inspections, in case any damage, defect, insufficiency or inconformity in any equipment with fault of the Seller (including causes like improper transportation) should be discovered, such issues shall be recorded and shall be signed by the representatives of both parties respectively and each party shall hold one copy of such records which may serve as evidences for the Buyer to request for repairing and/or replacing and/or compensation against the Seller. In case the Seller entrusts the Buyer to repair any damaged equipment, expenses for repairing shall be borne by the Seller; in case any damage or insufficiency with fault of the Buyer should be spotted, the Seller shall upon receipt of a notification from the Buyer provide or replace relevant components without delay, at the Buyer’s own expenses.

9.2.4 In case the Seller should has any objection against any of the requirements regarding repairing, replacement and/or claim made by the Buyer, the Seller shall within *** upon receipt of a written notification signifying the same from the Buyer or within *** upon getting informed of such issues send representative(s) to the site of the Buyer to re-check, at expenses of the Seller itself; otherwise, the requirements as aforesaid shall take effect upon being made.

9.2.5 In case no consensus regarding inspection records should be reached by the parties in any joint inspections, the Buyer shall entrust a competent quality inspection institution to conduct such inspections. Inspection results so made shall be binding upon both parties and the expenses for such inspections shall be borne by the party with fault.

9.2.6 The Seller shall upon receipt of a claim lodged by the Buyer as per provisions of the article 9.2.2 to article 9.2.5 of the Contract shall repair, replace or make up the insufficiency as per provisions of article 9.2.7 without delay and any and all expenses so incurred regarding manufacturing, repairing and freight as well as insurance premium shall be borne by the responsible party. As to any of the claims, the Buyer may deduct an equivalent sum to the compensation payable from Seller against the performance guarantee or quality bond or the following payment.

9.2.7 The time for repairing or replacing of equipments or components with fault of the Seller shall not be later than *** with the principle of not affecting construction schedule after discovery of defects, damages or insufficiency; unless otherwise specified by the parties, the Buyer shall have right to handle such cases as per provisions of article 11.

9.2.8 The time for lodging claims regarding the specifications, models and quantity of equipments arrived shall not be later than *** after arrival of such equipments.

9.2.9 Any and all inspections as provided from article 9.2.1 to article 9.2.7 shall refer to onsite inspections of equipments arrived at the site. In case no problem should be discovered or the Seller has as per requirements of claims replaced or repaired, quality assurance responsibility of the Seller under the Contract shall not be deemed to be rescinded.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

10. Installation, commissioning, single machine trial run, combined test run with water, feed and trial, and acceptance

10.1 Installation, commissioning, single machine trial run, combined test ran with water, feed and trial, operation and maintenance of the Contract equipments shall be conducted by the Buyer as per the technical data, inspection standards, drawings and specifications. Onsite technicians of the Seller shall give instructions for works over the whole process of installation and commissioning and shall for key working processes sign their names so as to confirm (without due cause shall not decline signing their names). Details of key working processes are provided in Attachment I. During the process of installation and commissioning, in case the Buyer fails to follow instructions of the technical data and of onsite technicians of the Seller and any failure should occur, the Buyer shall be solely responsible for such failure (excluding any failure out of any defect in the equipments); in case any failure should occur when instructions of technical data and/or instructions of onsite technicians of the Seller has been followed or when the equipments having such failures have been confirmed by the onsite technicians of the Seller, the Seller shall be liable for responsibilities accordingly.

10.2 Works regarding acceptance and inspections of such equipments installed shall be conduced as per requirements of Attachment I.

10.3 The Seller shall upon completion of installation of Contract equipments send relevant personnel to the site of the Buyer for instruction works and shall settle any and all problems involving equipments without delay. The Seller shall conduct such works by basing on the principle of keeping all works on schedule and the time for doing such works shall not exceed ***; otherwise, it shall be treated as a delay of working period.

10.4 Acceptance inspections on performance of equipments shall be conducted as per requirements of Attachment I after completion of installation of all equipments for each complete set of equipments and such performance inspections shall be performed by the Buyer and shall be attended by the Seller. After completion of such inspections, if the Contract equipments reach the guaranteed indexes as provided in Attachment I, the Buyer shall within *** sign the preliminary acceptance certificate regarding the Contract equipments countersigned by the Seller and such certificate shall be made in duplicate with the Seller and the Buyer respectively holing one copy.

In case the Contract equipments fail to reach one guaranteed index or several guaranteed index provided in the Attachment I to the Contract, such circumstance shall be handled as per provisions of article 10.6 and article 11.7.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

10.5 Basing on the precondition as not to affect safe and reliable operation of the Contract equipments, in case any minor defect should be discovered, the Seller shall within the period as requested by the Seller rectify such minor defects for free and the Buyer may then agree to countersign a preliminary acceptance certificate.

10.6 In case in the first performance acceptance inspection the Contract equipments fail to reach one or several guaranteed indexes as provided in Attachment I to the Contract, the parties shall then jointly seek causes to as to make clear the parties respective responsibilities. Then the party with the major responsibility for such failure shall take further measures. The second acceptance inspection shall be conducted *** after the first acceptance inspection.

10.7 After the second acceptance inspection, in case any major performance index still fails to meet the provisions set forth in Attachment I to the Contract, the parties shall jointly research the case and find out the reasons so as to make clear the responsibilities involved:

In case it is not with the fault of the Buyer, then the case shall be handled as per provisions of article 11.7.

In case it is all with the fault of the Buyer, the Contract equipments shall be deemed to have past the preliminary acceptance inspection. In such circumstances, the representative of the Buyer shall within *** sign the preliminary acceptance certificate regarding the Contract equipments countersigned by the representative of the Seller. Such certificate shall be formulated in duplicate with the Seller and the Buyer holding one copy respectively. The Seller shall then still have obligations to seek proper measures with the Buyer so as to ensure that the Contract equipments may meet the guaranteed indexes.

10.8 In case the Contract equipments operate stably while the performance acceptance inspection should be delayed for over *** with fault of the Buyer, the Buyer shall then within *** sign the preliminary acceptance certificate regarding the Contract equipments countersigned by the Seller.

10.9 Whether the performance acceptance inspection regarding the Contract equipments is performed for once or twice, the Buyer shall after formulation and issuance of the preliminary acceptance certificate within *** when all claims have been settled issue a final acceptance certificate as per provisions of article 11.4.

10.10 The preliminary acceptance certificate issued by the Buyer as per provisions of article 10.4 and article 10.7 only proves that the performance and parameters regarding the Contract equipments as provided by the Seller can be accepted as per requirements of the Contract as of the time of issuance of the preliminary acceptance certificate and shall not be regarded as an evidence for exemption of any responsibility of the Seller for any potential defect of the Contract equipments. As such, the final acceptance certificate can not be regarded as an evidence for exemption of any responsibility of the Seller for any potential defect of the Contract equipments. Potential

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

defect provided herein shall refer to any defect can not be discovered in the process of manufacturing, trial ran and performance acceptance inspections. In case any of such defects should be discovered, the Seller shall repair or replace as per provisions of article 6.8 and article 11.3.1 of the Contract.

10.11 At any time during the performance of the Contract when the Seller asks for any inspection, test, re-test, repairing or replacing for any failure with fault of the Seller, the Buyer shall properly arrange works so as to coordinate with the Seller in doing such works as aforesaid. The Seller shall then be responsible for any and all expenses for repairing or replacing as well as for personnel of the Seller so incurred. In case any rework should be caused by the Seller who entrusts construction personnel of the Buyer to process and/or repair and/or replace equipments, or caused by mistakes of designing drawings (other than those provided by its designing institution(s)) provided by the Seller or improper instructions of technicians of the Seller, the Seller shall pay to the Buyer with a payment according to the formula provided below: (any and all expenses shall be calculated as per the rate when the expenses incurred)

***

11. Warranty and claim

11.1 Quality warranty period or Warranty period refers to a period lasting for *** commencing from the date of preliminary signing and issuing of acceptance certificate or a period lasting for *** commencing from the date of the last delivery of equipments (whichever is earlier). However, the Warranty period shall as per provisions of article 11.6 and article 11.8 of the Contract be extended accordingly. Particulars of the Warranty period shall be implemented as per relevant provisions of the Contract.

11.2 The Seller hereby undertakes that the Contract equipments are of up to the moment, being latest and mature in technology which employs the first class workmanship and materials, excellent in quality, safe and reliable in type selection of equipments, economical in operation and convenient in maintenance. The Seller shall ensure the completeness, integrity, correctness and accuracy of technical data as may be provided complete with attachments to the Contract and such technical data are able to meet the requirements of design, installation, commissioning, operation and maintenance of the Contract equipments.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

11.3.1 During the period of performance of the Contract, in case any defect in the equipments or any misstate in the technical data as provided by the Seller should be discovered, or any reworking and/or out-of-use due improper instruction or omission of technicians of the Seller, the Seller shall without delay replace or repair them for free and indemnify the Buyer for any and all losses so incurred. In case of replacement or repairing, the Seller shall assume any and all expenses so caused and the Seller shall within *** upon being proved to be the fault of the Seller replace or repair them.

11.3.2 In case any damage in any equipment should be caused by improper operation, installation and/or commissioning by the Buyer who fails to follow requirements of the technical data, drawings, specifications and instructions of onsite technical service personnel of the Seller, the Buyer shall be responsible for repairing and/or replacing such equipments, provided that the Seller shall as soon as possible provide such spare parts as may be needed and for any emergent spare part requested by the Buyer, the Seller shall arrange the fastest way of transportation. Any and all expenses so incurred shall be borne by the Buyer.

11.4 When the Warranty period expires, the Buyer shall within *** submit the Seller with a final acceptance certificate regarding expiration of the Contract equipments, provided that during this period the Seller shall complete any and all claims and/or compensation as may be lodged by the Buyer prior to expiry of the Warranty period. Notwithstanding such provisions, the Seller shall not be responsible for any loss arising from any improper maintenance and/or erroneous operation and/or normal depreciation.

11.5 During the Warranty period, in case any defect in the equipments should be discovered yet such defects not conform to provisions of the Contract but with fault of the Seller, the Buyer shall have right to lodge a claim against the Seller. Should the Seller have any discrepancy upon a claim so lodged, such case shall be handled as per provisions of article 9.2.4. Otherwise, the Seller shall upon receipt of claim documents from the Buyer immediately and gratuitously repair, replace or entrust the Buyer to arrange a major overhaul and indemnify the Buyer accordingly.

11.6 In case any stoppage of Contract equipments or deferred installation should be caused by replacement or repairing of equipments with defects with fault of the Seller, the Warranty period shall then be extended accordingly with extended period equivalent to the time so deferred.

11.7 In case the equipments without fault of the Buyer fail to reach one or several warranted indexes as provided in Attachment I hereof in the secondary acceptance tests, the Seller shall be liable for any and all responsibilities specified in article 15 of the Contract.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

11.8 In case during the Warranty period any defect in the Contract equipments should be discovered with fault of the Seller, the Quality warranty period of such equipment shall be recommenced after elimination of such defects.

12. Insurance

12.1 The Seller shall for the purpose of the Contract equipments as per transportation methods such as water carriage, land carriage and air transportation take transportation all risks policy with an insured amount as *** of prices of delivered Contract equipments in favor of the Seller and the Buyer, and the insured zone shall be from the warehouses of the Seller to the site for delivery of equipments.

13. Expenses of taxation

13.1 Any and all expenses of taxation relating to the Contract to be paid by the Seller as per provisions of relevant laws, regulations and rules on expenses of taxation shall be borne by the Seller.

13.2 Contract price includes tax. Any and all expenses of taxation of any and all equipments, technical data, service, transportation, insurance, imported equipments/spare parts, etc. shall be covered by the Contract price and shall be borne by the Seller.

14. Outsourcing

14.1 The Seller shall independently manufacture any and all components within goods supplying scope and in case the Seller needs subcontract or outsourcing, the Seller shall with regard to the specific contents and scale of proposed subcontract and outsourcing acquire consent of the Buyer in advance.

14.2 When such consent of the Buyer has been obtained, the Seller shall prior to negotiations with its subcontractors submit a roll call regarding the subcontractors for such portion of equipments/components complete with materials regarding qualification of the subcontractors to the Buyer, and the Buyer shall upon receipt of such documents as submitted by the Seller verify the same within *** and in case of any discrepancy, the Buyer shall replay in writing.

14.3 Any and all technical services and/or technical coordination for the outsourced equipments/components shall be handled as per provisions of article 8.10, article 8.11 and article 8.12.

14.4 The Seller shall with regard to the outsourced equipments and/or components be liable for any and all responsibilities under the Contract.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

15 Modification, amendment and termination of Contract

15.1 After taking effect of the Contract, each party hereto shall not out of its own discretion modify any content (including attachments hereof) of the Contract. Nonetheless, any party may with regard to any content of the Contract propose for any modification, amendment, cancellation and/or supplementation. Such proposal shall be made in a written form to the other party. In case any change to be made should involve Contract price and delivery schedule, proposal for such change shall at the same time specify clear such particulars as may be involved in Contract price and/or delivery schedule. Such change shall be agreed by both parties and signed by legal representatives or authorized agents (subject to be authorized by the legal representative in writing) of the parties before taking effect.

15.2 In case of any of the following circumstances, the Buyer shall be entitled to terminate the Contract:

(1)	the Seller fails to as per provisions of the Contract provide performance security or performance guarantee;

(2)	equipments with fault of the Seller fail to reach the major performance guarantee indexes provided in Attachment I to the Contract in the secondary performance tests as previously provided in article 10.7;

(3)	delivery of equipments by the Seller more than *** overdue or delivery of technical data and/or supplying of technical service more than *** overdue;

(4)	as to any other breaches by the Seller, the Seller fails to rectify such breaches within *** upon receipt of a notification signifying the same from the Buyer as per requirements of the Buyer;

(5)	any inaccuracy or falsehood should be discovered in any part of the biding documents submitted by the Seller or in the event that the Business license of the Seller or such license for production of equipments and/or components under the Contract should be revoked or the Seller breaches provisions of any other contract as may be entered into by and between the Seller and the Buyer; and

(6)	such any other circumstances as legally regulated.

15.3 In case the Seller becomes bankruptcy, involves any change of property right (such as merger, recombination, disorganization, cancellation, etc.) or insolvency, or for rights and interests of the Seller’s creditor(s) operates businesses under bankruptcy, the Buyer shall be entitled to terminate the Contract immediately upon a notification to the Seller or the bankruptcy & liquidation management party or the owner of the Contract or negotiate with such bankruptcy management party, liquidating party or the owner of the Contract as per the practical conditions and perform some parts of the Contract agreed by the Buyer.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

16. Liability for breach of Contract

16.1 If any deferred delivery of equipments shall be with fault of the Seller, such fact shall constitute a breach of the Contract and the Seller shall indemnify the Buyer for any and all loss so incurred, namely, *** and the days so delayed shall be calculated as of the date of delivery requested by the Buyer up to date of delivery of qualified equipments to such destination as may be designated by the Buyer. In case the Seller should fail to delivery equipments for *** overdue, the Buyer shall be entitled to terminate the Contract and request the Seller to pay the Buyer with a default penalty. In case the accumulated default penalty should be less than ***, the Seller shall pay the Buyer with a default penalty equivalent to ***.

16.2 In case the Seller fails to as per provisions of the Attachment I and Attachment III deliver technical data for design and for construction works on schedule, the Seller shall for each *** overdue pay the Buyer with a default penalty as *** for each batch of delivery of equipments and the delayed time shall be calculated as per provisions of article 6.11.

16.3 In case the Seller expressly makes clear or the Seller’s actions indicate that the Seller will not perform its obligations under the Contract, the Buyer may before expiry of the Contract request the Seller to assume relevant liabilities for breach of Contract and the Seller shall pay the Buyer with a default penalty as ***.

16.4 In case the Buyer should fail to make payment on schedule with fault of the Buyer, such fact shall constitute a breach of the Contract and the Buyer shall indemnify the Seller for any and all loss so incurred, namely, ***. The Delivery period shall be extended accordingly and the days so delayed shall be calculated as of the date as provided by the Contract up to date of payment of such sum to such accounts as may be designated by the Seller, In case the Buyer should fail to make such payment for *** overdue, the Seller shall be entitled to terminate the Contract and request the Seller to pay to the Seller with a default penalty. In case the accumulated default penalty should be less than ***, the Buyer shall pay to the Seller with a default penalty equivalent to ***.

16.5 In case the Buyer should fail to provide relevant drawings as per provisions of the Contract, the delivery period for equipments shall be extended accordingly.

16.6 In case without the fault of the Seller the Buyer expressly make clear that the Buyer will not perform its obligations under the Contract, the Seller may before expiry of the Contract request the Buyer to assume relevant liabilities for breach of Contract and the Buyer shall pay to the Seller with a default penalty as ***.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

17. Force majeure

17.1 An event of force majeure refers to severe natural disaster and catastrophe (such as typhoon, flood, seism, fire, explosion, etc.), war (declared or undeclared), riot, turmoil, etc. In case any party hereto should be prevented from performance of obligations of the Contract by and event of force majeure, the period for performance of the Contract shall be extended accordingly with the extended period equivalent to the period delayed by the event of force majeure, provided that the Contract price shall not be adjusted due to such an event of force majeure.

17.2 The party being affected by an event of force majeure shall upon getting informed of the event of force majeure so notify the other party in the manner of facsimile or cable without delay and shall within *** submit such certificate proving such an event of force majeure as may be issued by a competent authority to the other party for verification. The party being affected shall out of due care and diligence take all measures as may be necessary so as to minimize such adverse effects and delay as may be caused by such an event of force majeure and upon elimination of such adverse effects caused by the event of force majeure so notify the other party without delay.

17.3 In case the adverse effect of such an event of force majeure should be forecasted to last for more than ***, the parties shall through friendly negotiations settle issues relating to performance of the Contract, including but not limited to delivery of equipments, installation, pilot run and acceptance.

18. Settlement of dispute

18.1 Any and all disputes arising out of performance of the Contract shall be settled through amicable consultations by the parties to each other and in case no agreement can be reached, the parties hereby agree that any party may submit the case to Zhengzhou Arbitration Commission to be arbitrated by the same as per then valid arbitration rules.

18.2 Unless otherwise specified by such arbitration award, any and all expenses so incurred shall be borne by the losing party.

18.3 During the period of arbitration, the Contract shall continue being performed except for the issue under arbitration.

19. Effectiveness of Contract

19.1 The Contract shall come into force upon being signed and sealed by legal representatives or authorized agent (subject to be authorized by the legal representative in writing) of the parties.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

20. Miscellaneous

20.1 The Contract shall apply to the laws of the People’s Republic of China.

20.2 Any and all attachments hereof shall constitute an integral part of the Contract and shall be equally authentic with the Contract. In case there is any discrepancy between such attachments with the Contract, the Contract shall prevail. In case of anything not covered herein, refer to the bidding invitation documents and their supplementary prepared by the Buyer for purchasing of equipments and the tender documents and their supplementary as submitted by the Seller. In case of any discrepancy between such bidding invitation documents with the tender documents, the bidding invitation documents shall prevail.

20.3 Obligations of each party under the Contract shall not exceed the range of the Contract and no party may make any declaration, statement, promise or action restricting the other party.

20.4 The Contract has set forth and made clear all terms and conditions covering responsibilities, obligations, compensations and relieves and no party shall bear any responsibility, obligation, compensation and/or relief not provided herein.

20.5 No party shall without prior consent of the other party assign its obligations under the Contract to any third party, in part or in whole.

20.6 Any and all documents and/or data mutually provided between the parties shall not be provided to any third party having not concern with the Contract equipments, the Project and related projects other than for the purposes of performance of the Contract.

20.7 Each party shall appoint a second authorized representative who shall be responsible for directly handle technical and business issues of the “Contract equipment”. Names and addresses of the authorized representatives of the parties respectively shall be made clear to the other party upon taking effect of the Contract.

20.8 As to any and all correspondences, notifications and requirements from one party to the other party, in case they are formally prepared and served by a dedicated person or in the manner of a registered mail, air mail, cable, facsimile or telegraph, they shall be deemed to have been formally received by the other party when receiving a confirmation signifying receiving by any personnel and/or communication facilities from such other party.

20.9 The Contract has two originals and four copies, with each party holding one original and two copies.

Addresses of the parties hereto are provided as follows;

The Buyer: Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd.

Tel: 0516-85868888 – 6668, 6667

Fax: 0516-83152982

Address: Northern side of No. 310 National Highway, Economic Development Zone,

Xuzhou

Contact: Su Yiyao

Opening bank: Bank of Jiangsu (Xuanwu sub-branch of Xuzhou)

Account number:***

Zip code: 221131

Registration number of taxpayer: ***

The Seller: Xi’an Nuclear Equipment Co., Ltd.

Tel: 029-86158048/86158045

Cell phone: ***

Fax: 029-86158054

Address: 5 Weibin Street, Xujiawan, Northern Suburb of Xi’an City

Contact: Wang Wenquan/Yue Wei

Opening bank: Industrial and Commercial Bank of China (Southern Avenue

Sub-branch of Xi’an)

Account number:***

Zip code: 710021

Registration number of taxpayer: ***

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Page for signature and seal

Buyer:

Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd.

(Sealed)

Signature of authorized representative:

Seller:

Xi’an Nuclear Equipment Co., Ltd.

(Sealed)

Signature of authorized representative:

Special Seal for Contract (seal)

Confidentiality Agreement

Party A: Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd.

Party B: Xi’an Nuclear Equipment Co., Ltd.

Whereas:

In “Bidding regarding to Polysilicon Project Reactors (*** electrodes design)” (hereinafter referred to as the “Cooperation”) between Party A and Party B, either party (the “Supplying party”) may to some extent disclose to the other party (the “Receiving party”) with confidential information, technical data and other information (hereinafter referred to as the “Confidential information”). The Agreement is hereby concluded by and between Party A and Party B as follows with respect to the above-mentioned information disclosing:

Article I. Receiving party shall keep strict confidentiality of any and all Confidential information as may be provided by the Supplying party and without express written consent of the Supplying party the Receiving party shall not disclose such confidential information to any personnel, in part or in whole.

Article II. Confidential information here shall cover any and all correspondents, memos, abstracts, research reports, models, information summaries and records as may be made by the parties to each other for the purposes of equipments for Reactor (*** electrodes design) and shall also include any and all copies relating to equipments for Reactors (*** electrodes design) together with any and all other copies concerned, regardless the carriers, in written, electronic version, disc or audiovisual materials or any other forms. Contents of Confidential information include but not limited to:

(a)	Management secrete: including without limitation to financial data, personnel data, salary and remuneration data;

(b)	Production secrete: including without limitation to production scale, channels, sources and prices of equipments, production mode, quality and quantity of raw materials, production costs of products, prices of products, etc.

(c)	Marketing secrete: including without limitation to selling channels of products, data on clients, selling prices, places, quantities and modes of products.

(d)	Operating secrete: including without limitation to corporate operation principles, investment decision-making intentions, market analysis data, market promoting methods, and financing schemes.

(e)	Technology secrete: including without limitation to project design, drawings, workmanship, technical data, researching achievements, patent data, and computer programs.

(f)	Cooperation secrete: including without limitation to contents, processes of the Cooperation complete with any and all intentions made or to be made, history records and other information pertaining to the Cooperation.

(g)	Other secrete: including without limitation to any and all papers, physical materials, discs & CD, magnetic tapes, instruments and any other information of any carrier as well as any information made orally.

Article III. Confidential information provided herein shall not include those in the public domain, those obtained by the Receiving party from the Supplying party and/or any agent of the Supplying party before the Receiving party having any confidentiality obligation for the Supplying party and any agent of the Supplying party, and those acquired from any third party entering into any confidentiality agreement with the Supplying party and any agent of the Supplying party or from any personnel having no confidentiality obligation for the Supplying parry and any agent of the Supplying party.

Article IV. Without prior written consent from the Supplying party, the Receiving party shall not disclose or use any confidential information for any purpose other than for the Agreement in part or in whole.

Article V. Without prior written consent from the Supplying party, either party hereto shall not with regard to the Agreement and the Cooperation under the Agreement makes any public statement or conducts any communication with any third party in any form. Notwithstanding the previous provisions, under any of the following circumstances and within the scope provided below, provisions of this article shall not set any obstacle against either party hereto from obtaining confidential information from the other party: 1) disclosing any and all confidential information to any professional consultant and/or auditors of the party, 2) disclosing any and all confidential information to the existing and/or potential shareholders, partners, equity investors, money lenders or financing parties, or any professional consultants of such personnel as aforesaid; and 3) disclosing any and all confidential information to any employee who needs to be get informed of such confidential information, provided that they shall use such confidential information as come to them within the specified scope and for the prescribed purposes.

Nonetheless, if either party hereto needs to disclose any confidential information for any purpose as aforesaid, such party shall enter into a confidentiality agreement with the disclosed party and shall undertake to bear any and all obligations equivalent with those for the Receiving party under the Agreement. The contents of any and all agreements so executed shall be agreed by the Supplying party in a written form and after such execution, provide the Supplying party with a copy of the agreement so executed. Otherwise, the Receiving party shall be deemed to breach the agreement.

Article VI. If any party hereto fails to perform any of its obligations under the agreement, the observant party may exercise the right to recourse for any and all of its direct and indirect losses, namely, civil remedy as may be granted by any competent authority for breach of fiduciary duty, confidentiality provisions, contract, legal obligations and any other provisions. In case the loss of the observant party can not be calculated in details, the default party shall pay to the observant party with a default penalty totaling RMB*** for each beach.

Article VII. Any party hereto may out of its own discretion at any time cease proving confidential information to the other party. When the Agreement should be terminated by the parties, any and all confidential information (within *** upon receipt of a notification signifying such termination) shall be returned to the Supplying party and any and all confidential information retained shall be destroyed and so notify the other party. Such termination shall not affect the performance of any other obligations of the parties under the Agreement.

Article VIII. In case any provisions of any applicable laws or any competent authority compulsively directs or asks the Receiving party to disclose any confidential information or any part of such confidential information, or to copy, reproduce or use such data or information in any other forms, the abovementioned provisions shall not restrict the Receiving party in doing so. If possible, however, the Receiving party shall provide a complete description regarding those so disclosed to the Supplying party and shall seek the ever possible measures so as to keep confidentiality of such information so disclosed. If possible, provide an opportunity for the Supplying party so that the same may with regard to the extent of such confidential information to be disclosed with relevant authorities.

Article IX. The Agreement shall be governed and interpreted by laws of the People’s Republic of China. In case of any discrepancy relating to or not relating to the Agreement, the parties hereto shall settle such discrepancies through amicable consultations. Should any dispute occurred due to performance of the Agreement or in connection with the Agreement not be solved within *** after occurrence, the case in dispute shall be submitted to and arbitrated by China International Economic and Trade Arbitration Commission in Beijing and the losing party shall perform arbitration awards and bear the expenses for such arbitration.

Article X. Any and all obligations under the Agreement shall continue binding upon both parties within *** after completion of performance of the Agreement or after declaration of invalidity of the Agreement or after recession or termination of the Agreement.

Article XI. Within *** upon execution of the Agreement, each party hereto shall not for the purpose of the Cooperation provided herein contact, communicate, negotiate with, reach agreement with or accord with any third party (whether individual or economic equity) or otherwise express intentions regarding the Cooperation provided herein, provided that such restriction shall not include any

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

party hereto discussing with any of its legal or economic consultant or auditor about the Cooperation. Obligations provide in this article complete with other obligations under the Agreement shall constitute an integral part of each party’s obligations under the Agreement.

Article XII. Xi’an Nuclear Equipment Co., Ltd. shall prior to undertaking reduction furnaces of other companies notify Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd. If demand on equipments of Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd. is able to meet production capacity of Xi’an Nuclear Equipment Co., Ltd., Xi’an Nuclear Equipment Co., Ltd. shall not undertake reactors of other companies. If demand on equipments of Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd. is unable to meet production capacity of Xi’an Nuclear Equipment Co., Ltd., Xi’an Nuclear Equipment Co., Ltd. may undertake reactors of other companies.

Party A: (Sealed) Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd.

Authorized representative: (Sealed)

Date:

Party B: Xi’an Nuclear Equipment Co., Ltd.

Authorized representative: (Sealed)

Date:

Special  Seal for Contract (seal)

Quotation List on Equipments for Polysilicon Project of Jiangsu Zhongneng Polysilicon Technology Development

Co., Ltd

Unit price: RMB***

Name and stage number of equipments	Drawing No.	Specification (mm)	Main material	Quantity (piece)	Expenses for materials for single machine			Expenses for processing for single machine	Profit for single machine	Taxation from single machine	Freight of single machine	Total price
					Expenses for main materials	For auxiliary materials	Outsourcing
*** Reactors (electrodes design)	***	***	***	***	***	***	***	***	***	***	***	***
Totaling RMB*** (including RMB*** for freight)

Note: 1. quotations are made according to construction drawings;

2. Quotations shall include expenses for designing works;

3. Prices are adjusted due to higher prices of materials;

4. Effective period of this quotation is seven days.

Xi’an Nuclear Equipment Co., Ltd.

Special Seal for Contract (seal)

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.